                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the Securities Act of 1934

      Date of Report (Date of earliest event reported): December 20, 2000
                                                        -----------------

                         Commission File No. 001-12392
                                             ---------

                           NATIONAL DATA CORPORATION
                           -------------------------
              (Exact name of registrant as specified in charter)

                      DELAWARE                   59-0977458
                      --------                   ----------
          (State or other jurisdiction of       (IRS Employer
           incorporation or organization)    Identification Number)

          National Data Plaza, Atlanta, Georgia       30329-2010
         ----------------------------------------     ----------
         (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code (404) 728-2000
                                                   --------------
                                     NONE
                                     ----
            (Former name, former address and former fiscal year, if
                           changed since last year)

Item 5.  Other Events
         ------------

On December 20, 2000, National Data Corporation issued a press release which is filed herewith as Exhibit 99.1 and incorporated in this Item 5 by this reference.


Item 7.  Financial Statements and Exhibits
------------------------------------------

     (c)  99.1 Press Release dated December 20, 2000.


                                  SIGNATURES
                                  ----------

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NATIONAL DATA CORPORATION
                                        -------------------------
                                               (Registrant)

                                        By: /s/ David H. Shenk
                                        -------------------------
                                        David H. Shenk
                                        Interim Chief Financial Officer
                                        (Principal Financial Officer
                                        and Chief Accounting Officer)

Date: December 20, 2000